                                                                    Exhibit 11

                    HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                    COMPUTATION OF EARNINGS PER SHARE (UNAUDITED)

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                                                     For the nine months ended
                                                          September 30,
                                                        1996          1995
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Net earnings                                         $16,734,000   $15,990,000
                                                     -----------   -----------
                                                     -----------   -----------
Primary:

    Weighted average Common Stock and common stock
      equivalents outstanding                         35,823,000    31,828,000
                                                     -----------   -----------
                                                     -----------   -----------

    Earnings per share                               $      0.47   $      0.50
                                                     -----------   -----------
                                                     -----------   -----------

Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end              34,679,000    13,839,000

  Additional dilutive effect of outstanding
    options (as determined by the application
    of the treasury stock method)                      1,161,000       166,000

  Changes in Common Stock for issuance                   (17,000)   (1,274,000)

  Effect of five for two stock split  (1)                   -       19,097,000
                                                     -----------   -----------

    Weighted average Common Stock and common stock
      equivalents outstanding                         35,823,000    31,828,000
                                                     -----------   -----------
                                                     -----------   -----------

Fully Diluted:

    Weighted average Common Stock and common stock
      equivalents outstanding                         36,021,000    31,955,000
                                                     -----------   -----------
                                                     -----------   -----------
    Earnings per share                               $      0.46   $      0.50
                                                     -----------   -----------
                                                     -----------   -----------

Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end              34,679,000    13,839,000

  Additional dilutive effect of outstanding
    options (as determined by the application
    of the treasury stock method)                      1,342,000       211,000

  Changes in Common Stock for issuance                      -       (1,268,000)

  Effect of five for two stock split (1)                    -       19,173,000
                                                     -----------   -----------

    Weighted average Common Stock and common stock
      equivalents outstanding                         36,021,000    31,955,000
                                                     -----------   -----------
                                                     -----------   -----------

(1) In April, 1996, the Board of Directors declared a five for two stock split in the form of a 150% stock dividend on the Company's $1.00 par value Common Stock, payable to shareholders of record April 30, 1996. The par value of the Company's Common Stock remains unchanged. Adjustments have been made to 1995 amounts to present weighted average shares outstanding and earnings per share on a consistent basis.

Note: Shares outstanding for all periods have been adjusted to include the 6,250,000 shares issued with the acquisition of LDG.




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

                                                                    Exhibit 11

                    HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                    COMPUTATION OF EARNINGS PER SHARE (UNAUDITED)

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------------------------------------------------------------------------------
                                                    For the three months ended
                                                          September 30,
                                                        1996          1995
------------------------------------------------------------------------------

Net earnings                                         $11,330,000   $ 5,636,000
                                                     -----------   -----------
                                                     -----------   -----------

Primary:

    Weighted average Common Stock and common stock
      equivalents outstanding                         35,993,000    34,999,000
                                                     -----------   -----------
                                                     -----------   -----------

    Earnings per share                               $      0.31   $      0.16
                                                     -----------   -----------
                                                     -----------   -----------

Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end              34,679,000    13,839,000

  Additional dilutive effect of outstanding
    options (as determined by the application
    of the treasury stock method)                      1,316,000       193,000

  Changes in Common Stock for issuance                    (2,000)      (32,000)

  Effect of five for two stock split  (1)                   -       20,999,000
                                                     -----------   -----------

    Weighted average Common Stock and common stock
      equivalents outstanding                         35,993,000    34,999,000
                                                     -----------   -----------
                                                     -----------   -----------
Fully Diluted:

    Weighted average Common Stock and common stock
      equivalents outstanding                         36,054,000    35,056,000
                                                     -----------   -----------
                                                     -----------   -----------

    Earnings per share                               $      0.31   $      0.16
                                                     -----------   -----------
                                                     -----------   -----------

Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end              34,679,000    13,839,000

  Additional dilutive effect of outstanding
    options (as determined by the application
    of the treasury stock method)                      1,375,000       215,000

  Changes in Common Stock for issuance                      -          (32,000)

  Effect of five for two stock split (1)                    -       21,034,000
                                                     -----------   -----------

    Weighted average Common Stock and common stock
      equivalents outstanding                         36,054,000    35,056,000
                                                     -----------   -----------
                                                     -----------   -----------


(1) In April, 1996, the Board of Directors declared a five for two stock split in the form of a 150% stock dividend on the Company's $1.00 par value Common Stock, payable to shareholders of record April 30, 1996. The par value of the Company's Common Stock remains unchanged. Adjustments have been made to 1995 amounts to present weighted average shares outstanding and earnings per share on a consistent basis.

Note: Shares outstanding for all periods have be adjusted to include the 6,250,000 shares issued with the acquisition of LDG.



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